UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2023

Uniti Group Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2101 Riverfront Drive, Suite A
Little Rock, AR, 72202
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (501) 850-0820
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNIT	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Earlier today, May 4, 2023, Uniti Group Inc. issued a press release announcing its financial results for the quarter ended March 31, 2023, a copy of which was furnished with a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Original Report”). This Form 8-K/A (the “Amendment”) amends the Original Report and is being filed solely to correct a typographical error in the press release attached as Exhibit 99.1 to the Original Report. In the “Updated Full Year 2023 Outlook” section of the press release, the range of projected AFFO (as defined therein) has been updated to $373 million to $393 million. Except for the foregoing, the Amendment does not modify or update any disclosure contained in the Original Report or its exhibits, but for ease of reference, this Amendment restates in its entirety the press release, as amended.
Item 2.02 Results of Operations and Financial Condition
On May 4, 2023, Uniti Group Inc. (the “Company”) issued a press release announcing the Company’s results for its fiscal quarter ended March 31, 2023. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.
The information contained in this Item 2.02, including the exhibit attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.
Item 9.01 Financial Statements and Exhibits
(d)Exhibits

Exhibit Number	Description
99.1	Press Release issued May 4, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2023	UNITI GROUP INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Executive Vice President – General Counsel and Secretary